Statement of Additional Information (SAI) Supplement — May 11, 2012*

For the SAI dated May 1, 2012 for the following funds:

Variable Portfolio – Aggressive Portfolio

Variable Portfolio – Conservative Portfolio

Variable Portfolio – Moderate Portfolio

Variable Portfolio – Moderately Aggressive Portfolio

Variable Portfolio – Moderately Conservative Portfolio

The information in the “Compensation from each fund” paragraph under the Compensation of Board Members section is herby superseded and replaced with the following:

Compensation from each fund. The following table shows the compensation paid to the Independent Trustees from each fund during the fiscal year ended Dec. 31, 2011.

Board Member Compensation — Individual Funds

Fund*	Blatz	Boudreau	Carlton	Carmichael	Flynn	Hawkins	Hilliard	Lewis	Maher	Nagorniak	Paglia	Richie	Santomero	Shaw	Taunton- Rigby
Aggressive Portfolio — total	334	356	323	350	327	356	324	569	293	324	323	334	335	324	344
Amount Deferred	0	36	162	0	172	107	0	114	293	97	162	0	0	162	344

Moderately Aggressive Portfolio — total	334	356	323	350	327	356	324	569	293	324	323	334	335	324	344
Amount Deferred	0	36	162	0	172	107	0	114	293	97	162	0	0	162	344

Moderate Portfolio — total	334	356	323	350	327	356	324	569	293	324	323	334	335	324	344
Amount Deferred	0	36	162	0	172	107	0	114	293	97	162	0	0	162	344

Moderately Conservative Portfolio — total	334	356	323	350	327	356	324	569	293	324	323	334	335	324	344
Amount Deferred	0	36	162	0	172	107	0	114	293	97	162	0	0	162	344

Conservative Portfolio — total	334	356	323	350	327	356	324	569	293	324	323	334	335	324	344
Amount Deferred	0	36	162	0	172	107	0	114	293	97	162	0	0	162	344

*	The funds began paying Board compensation effective June 1, 2011. Ms. Jones ceased serving as a member of the Board effective April 14, 2011.

*	Valid until next update

S-6534-8 A (5/12)